WESTPEAK ACTIVEBETA® EQUITY FUND

Supplement dated March 16, 2012 to the Westpeak ActiveBeta® Equity Fund Class A and C Prospectus and Westpeak ActiveBeta® Equity Fund Class Y Prospectus, each dated May 1, 2011, as may be revised and supplemented from time to time.

On March 16, 2012, the Westpeak ActiveBeta® Equity Fund (the “Fund”) was liquidated.

The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase or exchange.

WESTPEAK ACTIVEBETA® EQUITY FUND

Supplement dated March 16, 2012 to the Westpeak ActiveBeta® Equity Fund Statement of Additional Information, dated May 1, 2011, as may be revised and supplemented from time to time.

On March 16, 2012, the Westpeak ActiveBeta® Equity Fund (the “Fund”) was liquidated.

The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase or exchange.